Goodwill and acquisitions	12 Months Ended
Dec. 31, 2024
Disclosure of reconciliation of changes in goodwill [abstract]
Disclosure of goodwill [text block]
3.1 GOODWILL AND ACQUISITIONS
Movements in goodwill during 2024 and 2023 are set out below:

(Million euro)	BALANCE AT 12.31. 2023	Changes in consolidation scope	Exchange rate and others	BALANCE AT 31.12. 2024
Construction	135	—	5	140
Budimex	70	—	1	71
Webber	65	—	4	69
Toll Roads	259	—	17	276
I-66 Express Mobility Partners Hold. LLC	259	—	17	276
Airports	27	—	—	27
Dalaman	27	—	—	27
Energy	43	—	3	46
Power Transmission Serv. Chile	43	—	3	46
Other	10	—	(1)	10
Mining Services Chile	10	—	(1)	10
TOTAL	475	—	25	500

(Million euro)	BALANCE AT 12.31. 2022	Changes in consolidation scope and other	Exchange rate	BALANCE AT 12.31. 2023
Construction	132	—	3	135
Budimex	65	—	5	70
Webber	67	—	(2)	65
Toll Roads	265	—	(6)	259
I-66 Express Mobility Partners Hold. LLC	265	—	(6)	259
Airports	27	—	—	27
Dalaman	27	—	—	27
Energy	45	—	(1)	43
Power Transmission Serv. Chile	45	—	(1)	43
Other	11	—	(1)	10
Mining Services Chile	11	—	(1)	10
TOTAL	479	—	(5)	475
Impairment test
The Group assesses at least twice a year (in June and December) whether there is any indicator that an asset may be impaired and, if so, performs an impairment test in accordance with the applicable accounting standards IAS 36 "Impairment of assets" and IAS 38 "Intangible assets". In addition, the Group also systematically tests its cash-generating units that include goodwill for impairment (in December).
Goodwill recovery is analyzed at the level of each cash generating unit. The projections used in the impairment tests are consistent with the latest business projections presented to the Board and it was concluded that there is no impairment as of December 31, 2024. The impairment test is a process that compares the recoverable amount of the cash generating unit with its carrying amount, including goodwill. In 2024 and 2023 we did not recognize any impairment loss for goodwill. In the explanatory notes we disclose the recoverable amounts and the carrying amounts of the investments for those entities to which goodwill have been tested.
Where a change in a key assumption is deemed to be reasonably possible, the Group will carry out a sensitivity analysis to determine whether additional risk could arise. Additionally, the Group has carried out a sensitivity analysis applying +100bps to the discount rate on each cash generated unit subject to impairment test, presenting headroom against each carrying amount.
A. Construction Division goodwill (Webber and Budimex):
In the case of Webber, in 2024 the goodwill impairment test, based on a 5-year projection, reflects a headroom of 245% with respect to its carrying amount of EUR 395 million (174% and EUR 362 million at December 31, 2023). The cash flows have been discounted at a rate of 8.6% (9.9% before taxes), calculated using the CAPM based on current market input and in line with the method used in prior years.
As Budimex is listed on the Warsaw Stock Exchange and has a free float, we consider the share price to be representative of its value. Therefore, the goodwill was tested for impairment by ascertaining whether Budimex’s closing market price at December 31, 2024 was higher than its carrying amount. Budimex’s share price at December 31, 2024 was 891% higher than its carrying amount of EUR 141 million (1,086% and EUR 156 million at December 31, 2023), so there are no indications of impairment.
B. Toll Roads Division goodwill (I-66):
The I-66 toll road goodwill arose following the acquisition of an additional 5.704% of the concession operator I-66 Express Mobility Partners Hold. LLC in December 2021.The toll road became operational in the last quarter of 2022.
The impairment test considers the whole concession term. As pointed out in Note 1.3.4, traffic estimates are based on internal projections and research (e.g. impact of e-commerce in traffic of heavy vehicles or working from home habits in the use of private vehicles); tariffs used are in line with traffic estimates and contract clauses. The 2024 impairment test reflected a headroom of 13% with respect to the carrying amount of EUR 2,281 million (20% and EUR 1,971 million at December 31, 2023). The cash flows have been discounted at a rate of 8.5% (9.5% before taxes).
A sensitivity analysis based on the assumption of a 5% decline in the toll revenue curve from 2026 onwards shows no risk of impairment.
C. Energy goodwill (Power Transmission Services):
The impairment test of the goodwill uses long-term projections that go beyond one year after the first 20 years of the regulated period, when the concessionaire is remunerated based on the replacement cost of the infrastructure. The result of the impairment test reflects a headroom of 57% with respect to the carrying amount of EUR 38 million at December 31, 2024 (EUR 34 million and 79% in 2023). The cash flows have been discounted at a rate of 9.9% (10.1% before taxes) in 2024.
D. Airports Goodwill (Dalaman):
The 2024 impairment test reflected a headroom of 24% in relation to the carrying amount which was EUR 180 million at December 31, 2024 (26% and EUR 146 million at December 31, 2023). The cash flows have been discounted at a rate of 10.2% (12.7% before taxes).
E.Other businesses goodwill (Mining Services Chile):
Goodwill was also recognized in Mining Services Chile, which is engaged mainly in providing mining industry operation and maintenance services.
The impairment test, based on a 5-year projection, identified a headroom of 141% in relation to the carrying amount, which was EUR 29 million at December 31, 2024 (12% and EUR 16 million at December 31, 2023). The cash flows have been discounted at a rate (WACC) of 14.7% (18.6% before taxes).